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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): November 12, 2004
                                                  (November 11, 2004)


                         ENCYSIVE PHARMACEUTICALS INC.
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             (Exact name of registrant as specified in its charter)


                  DELAWARE             0-20117                 13-3532643
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(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)          Identification No.)


 6700 WEST LOOP, 4TH FLOOR, BELLAIRE, TEXAS                      77401
(Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code: 713-796-8822


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

         Encysive Pharmaceuticals Inc. announced that the U.S. Food and Drug Administration (FDA) has granted orphan drug designation to Thelin(TM)(sitaxsentan sodium).

         The U.S. Orphan Drug Act of 1983 provides incentives for companies that are developing and marketing therapies for diseases and disorders that affect fewer than 200,000 people in the United States. Following FDA approval, the Orphan Drug Act provides a drug market exclusivity for a particular indication for a period of seven years. Additionally, orphan drug designation provides protocol assistance, clinical trial support, tax credits, grant funding for research, and waiver of the Prescription Drug User Fee Act (PDUFA) filing fee. The full text of the press release is furnished herewith as Exhibit
99.1 and is incorporated herein by reference.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

           (c) Exhibits.

               99.1     Press Release.


                            [SIGNATURE PAGE FOLLOWS]

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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     ENCYSIVE PHARMACEUTICALS INC.
                                             (Registrant)

Date:  November 11, 2004
                                     /s/ Stephen L. Mueller
                                     ------------------------------------------
                                                Stephen L. Mueller
                                     Vice President, Finance and Administration
                                              Secretary and Treasurer

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                                 EXHIBIT INDEX


EXHIBIT NUMBER           DESCRIPTION
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    99.1                 Press Release.